UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2010

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As previously disclosed in our Current Report on Form 8-K filed on February 22, 2007, we, through our wholly-owned subsidiary NNN VF Tiffany Square, LLC, entered into a nonrecourse promissory note, a loan and security agreement, assignment of rents and leases agreement and a deed of trust on, which are collectively the loan documents, as amended, or the Loan Documents, on February 15, 2007 with our lender in the principal amount of $13,725,000, in connection with our purchase of our property Tiffany Square located in Colorado Springs, Colorado, or the Tiffany Square property. Effective February 15, 2009, we exercised our extension option to the Loan Documents, which extended the maturity date to February 15, 2010. We, through our wholly-owned subsidiary NNN VF Tiffany Square, LLC, own a 100% ownership interest in the Tiffany Square property.

Pursuant to the terms of the Loan Documents we were to pay the lender the outstanding principal amount of $12,395,000 plus interest due under the Loan Documents on February 15, 2010, or to make such payments within five business days of the maturity date. We were unable to pay the outstanding principal amount and interest on February 15, 2010 and were unable pay our lender within the five business day cure period, which ended February 22, 2010, thereby triggering an event of default.

We are currently in communication with our lender and are discussing several possible options in connection with the Tiffany Square property, including: (a) a sale of the property; (b) an extension of the maturity date of the loan; or (c) a deed-in-lieu of a sale of the property. However, pursuant to the terms of the Loan Documents, we are subject to: (i) an immediate increase in our financial obligation to the lender in connection with the interest rate increasing from 8.0% per annum to a default interest rate of 13.0% per annum; and/or (ii) the lender foreclosing on the property. We cannot provide assurance that our discussions with our lender will have a favorable outcome, whereby we would extend the maturity date or loan or would be able to sell the Tiffany Square property. Therefore, our lender may elect to foreclose on the property or we may provide our lender a deed-in-lieu of sale of the property.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

February 26, 2010	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer